UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2011

VAPOR CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-19001	84-1070932
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Griffin Road Dania Beach, Florida	33312
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 766-5351

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
On July 29, 2011, Vapor Corp.’s (the “Company”) Board of Directors dismissed Paritz & Company, P.A. (“Paritz”) as the Company’s independent registered public accounting firm. On the same date, the Board of Directors engaged Marcum LLP (“Marcum”) as the Company’s new independent registered public accounting firm for the year ending December 31, 2011.
Paritz’s reports on the Company’s consolidated balance sheets as of December 31, 2010 and 2009 and the related consolidated statements of operations, stockholders’ equity and cash flows of the Company for the years then ended did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company’s past two fiscal years and the interim period through July 29, 2011 (the date of dismissal), (i) the Company had no disagreements with Paritz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Paritz’s satisfaction, would have caused Paritz to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
The Company provided Paritz with a copy of the disclosures with respect to Paritz set forth herein in response to Item 304(a) of Regulation S-K prior to filing this Current Report on Form 8-K with the Securities and Exchange Commission, and requested that Paritz furnish it with a letter addressed to the Commission stating whether it agrees with such disclosures and, if not, stating the respects in which it does not agree. Paritz’s letter, dated July 29, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
During the Company’s past two fiscal years and the interim period through July 29, 2011, the Company has not consulted with Marcum regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Marcum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

16.1	Letter of Paritz & Company, P.A. dated July 29, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPOR CORP.
By:	/s/ Kevin Frija
	Name:	Kevin Frija
	Title:	President

DATE: July 29, 2011

INDEX TO EXHIBITS

Exhibit No.	Description

16.1	Letter of Paritz & Company, P.A. dated July 29, 2011